JOINT FILER INFORMATION

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                 Name                                         Address
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HFCP IV (Bermuda), L.P.                  c/o  A.S. Services Ltd.
                                             Cedar House
                                             41 Cedar Avenue
                                             Hamilton HM 12
                                             Bermuda
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H&F International Partners IV-A          c/o  A.S. Services Ltd.
(Bermuda), L.P.                              Cedar House
                                             41 Cedar Avenue
                                             Hamilton HM 12
                                             Bermuda
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H&F International Partners IV-B          c/o  A.S. Services Ltd.
(Bermuda), L.P.                              Cedar House
                                             41 Cedar Avenue
                                             Hamilton HM 12
                                             Bermuda
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H&F Executive Fund IV (Bermuda), L.P.    c/o  A.S. Services Ltd.
                                             Cedar House
                                             41 Cedar Avenue
                                             Hamilton HM 12
                                             Bermuda
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H&F Investors IV (Bermuda), L.P.         c/o  A.S. Services Ltd.
                                             Cedar House
                                             41 Cedar Avenue
                                             Hamilton HM 12
                                             Bermuda
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